UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 5, 2013

Iris BioTechnologies Inc.

(Exact name of registrant as specified in its charter)

California	333-142076	77-0506396
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

5201 Great America Parkway, Suite 320 Santa Clara, California 95054
(Address of principal executive offices)

Registrant’s telephone number, including area code: (408) 867-2885

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities

On March 5, 2014, Iris BioTechnologies, Inc. (the “Company”) received $580,584.00 for the sale of 725,730 shares (the “Shares”) of the Common Stock of the Company at $0.80 per share to an accredited investor. The private placement was made pursuant to Rule 506(b) of Regulation D promulgated under Section 4(2) of the Securities Act of 1933, as amended.

The information disclosed under this Item 8.01, including Exhibits 99.1 and 99.2 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as expressly set forth in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 12, 2014	IRIS BIOTECHNOLOGIES, INC

By: /s/ Simon Chin
Simon Chin
Chief Executive Officer